Other Financial Instruments, Derivatives and Currency Risk - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Net investment in U.S. dollar functional currency	$ 1,700,000,000
F/X result on net investment hedge instruments	26,000,000	(203,000,000)
Amount resulting from ineffectiveness of net investment hedge accounting recognized	0	0
Fair value of derivative assets	1,000,000	2,000,000
Fair value of derivative liabilities	1,000,000	3,000,000
Long-term debt	3,185,000,000	3,747,000,000	4,128,000,000
Percentage of increased interest rate related to long-term debt	1.00%
Increase in interest expense for every percentage increase in interest rate	12,000,000
Percentage of decreased interest rate related to long-term debt	1.00%
Decrease in interest expense for every percentage decrease in interest rate	3,000,000
Notional value of future contracts	$ 1,000,000